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SPECIMEN STOCK CERTIFICATE                                EXHIBIT 4.6

                                  [CERTIFICATE]

                          Isotope Solutions Group, Inc.

                                  Number Shares

              INCORPORATED UNDER THE LAWS OF THE STATE OF NEW YORK
         AUTHORIZED: 50,000,000 SHARES OF COMMON STOCK, $.001 PAR VALUE

              1,000,000 SHARES OF PREFERRED STOCK, $.001 PAR VALUE

                                            SEE REVERSE FOR CERTAIN DEFINITIONS
                                                            CUSIP 464898  10  3

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THIS CERTIFIES THAT

IS THE RECORD HOLDER OF

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          FULLY-PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, $.001 PAR VALUE
OF Isotope Solutions Group, Inc.

    transferable only on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

       WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

                      [ISOTOPE SOLUTIONS GROUP, INC. SEAL]

                                             COUNTERSIGNED:
Dated:                                       CORPORATE STOCK TRANSFER, INC.
                                             3200 Cherry Creek Drive South,
                                             Suite 430, Denver, CO 80209

                                             Transfer Agent and Registrar
                                             Authorized Officer By:

                  [SIGNATURE]                              [SIGNATURE]

             Treasurer and Secretary        Chairman of the Board and President
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                          Isotope Solutions Group, Inc.

                         Corporate Stock Transfer, Inc.
                            Transfer Fee: As required

THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH SHAREHOLDER WHO SO REQUESTS A FULL STATEMENT OF THE DESIGNATIONS, RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS OF THE SHARES OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE AUTHORITY OF THE BOARD OF DIRECTORS TO DESIGNATE AND FIX THE RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS OF OTHER SERIES.

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The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common                          UNIF GIFT MIN ACT - _______Custodian for ____________
                                                                            (Cust)                 (Minor)
TEN ENT - as tenants by the entireties                  under Uniform Gifts to Minors
                                                        Act of   _____________________
                                                                               (State)

JT TEN  - as joint tenants with right
            of survivorship and not as
            tenants in common

                         Additional abbreviations may also be used though not in
the above list.

For value received, ______________________hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

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                Please print or type name and address of assignee

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----------------------------------------------------------------------- Shares

of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

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 Attorney to transfer the said stock on the books of the within-named
Corporation, with full power of substitution in the premises.

Dated _______________

Signature Guaranteed:             _________________________________

                                             ---------------------------------

THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THIS CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER. THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM.

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